COMMON STOCK

NUMBER

SC

COMMON STOCK

SHARES

Seacastle Inc.

INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP Y75445 10 9

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF SEACASTLE INC.

(hereinafter referred to as the "Company") transferable on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

SEACASTLE INC. CORPORATE SEAL 2007 MARSHALL ISLANDS

CHIEF EXECUTIVE OFFICER

CHIEF FINANCIAL OFFICER

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
Transfer Agent and Registrar

By

Authorized Signature

SEACASTLE INC.

THE COMPANY WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO THE DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF SHARES OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED AND, WITH RESPECT TO THE CLASSES OF STOCK WHICH MAY BE ISSUED IN SERIES, THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF STOCK OF EACH SERIES, TO THE EXTENT THEY HAVE BEEN SET. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE COMPANY AT ITS REGISTERED OFFICE OR TO THE TRANSFER AGENT.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of Survivorship and not as tenants in common

UNIF GIFT MIN ACT– __________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors
Act __________
(State)

UNIF TRF MIN ACT– __________ Custodian (until age ____)
(Minor)
To Minors Act __________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, __________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____

____

Shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint __________

__________ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated: __________

X __________

X __________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By __________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.